                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                           1934 REPORTING REQUIREMENTS

                                    FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        July 23, 2001
                                                 -----------------------------


                           KING PHARMACEUTICALS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


                 Tennessee                               0--24425                             54-1684963
----------------------------------------------          ------------         ---------------------------------------
(State or other jurisdiction of incorporation)   (Commission file number)    (I.R.S. Employer Identification Number)


 501 Fifth Street, Bristol, Tennessee                            37620
--------------------------------------                         --------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code    (423) 989-8000
                                                   --------------------


                                 Not Applicable
                               ------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 9.  Regulation FD Disclosure

         King Pharmaceuticals, Inc. is filing this Form 8-K to alleviate any potential incorrect interpretation of the Company's response to an inquiry during King's conference call today, July 23, 2001, at 1:00 p.m., E.D.T. Following a question related to the Company's product Altace(R), the same questioner inquired as to whether "there were any price increases in the quarter." The Company responded, "no," understanding the question to relate specifically to Altace(R). Upon subsequent review of a replay of the call, the Company is filing this Form 8-K to alleviate any potential incorrect interpretation of such response in the event the question was understood to relate to all of King's significant products, including Altace(R). The only price increases effected by King during the second quarter of 2001 in relation to the Company's significant products were price increases for Levoxyl(R) and Thrombin-JMI(R) in early May 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         KING PHARMACEUTICALS, INC.


Date: July 23, 2001                      By:   /s/ James R. Lattanzi
                                               ---------------------------
                                               James R. Lattanzi
                                               Chief Financial Officer